Breaking Through Defenses, Delivering Hope

Ernexa Therapeutics:
Modulating the Immune System Through Synthetic Induced-Mesenchymal Stem Cell (iMSC) Therapies

December 2025

ernexatx.com

Nasdaq: ERNA

Safe Harbor Statement

This presentation (this "Presentation") and any oral statements made in connection with this Presentation are for informational purposes only and do not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other securities of Ernexa Therapeutics Inc., a Delaware corporation (including its consolidated subsidiaries and affiliates, the "Company"). The information contained herein does not purport to be all inclusive. The data contained herein is derived from various internal and external sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of such information. Any data on past performance contained herein is not an indication as to future performance. Except as required by applicable law, the Company assumes no obligation to update the information in this Presentation. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. The communication of this Presentation is restricted by law, and it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Forward-Looking Statements:

This Presentation includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company's expected plans and prospects, including without limitation, the Company's views related to its ability to execute its business strategy and continue as a going concern; the performance ability of the Company's in-licensed core technology; the Company's ability to raise capital when and as needed to advance its product candidates; the outcome of collaborations with third-parties; and the evolution of the Company's business model into a pre-clinical stage company focused on treating advanced solid tumors and autoimmune diseases. These forward-looking statements are distinguished by use of words such as "anticipate," "aim," "believe," "continue," "can," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would" and the negative of these terms, and similar references to future periods. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to, among other things, the Company's ability to discover and develop novel drug candidates and delivery approaches, the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates, the pre-clinical and clinical results for its product candidates, which may not support further development of product candidates, the actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials, obtaining, maintaining and protecting intellectual property, the Company's ability to enforce its patents against infringers and defend its patent portfolio against challenges from third parties, obtaining regulatory approval for products, competition from others using technology similar to the Company's and others developing products for similar uses, the Company's ability to manage operating expenses, the Company's ability to obtain additional funding to support its business activities and establish and maintain strategic business alliances and new business initiatives, the Company's dependence on third parties for development, manufacture, marketing, sales and distribution of products, the outcome of litigation, and unexpected expenditures.

Detailed information about these factors and additional important factors can be found in the documents that the Company files with the Securities and Exchange Commission, such as Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements speak only as of the date the statements were made. The Company does not undertake an obligation to update forward-looking information, except to the extent required by applicable law.

ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope

Introduction & Company Overview



Providing Hope





Our Mission

Transform the treatment of cancer and autoimmune disease by developing scalable, affordable, off-the-shelf cell therapies that restore hope.

We envision a future where cell therapies powered by synthetic iMSCs can offer new options for patients with limited treatment paths.



ErneXa Therapeutics™

Ernexa Therapeutics: A Publicly Traded, Preclinical-Stage Company Developing Synthetic iMSC Therapies

Synthetic Allogeneic iMSC Therapy

Developing off-the-shelf, allogeneic cytokine-secreting synthetic Induced-Mesenchymal Stem Cells (iMSC) to target solid tumors and autoimmune diseases.

Unlike naturally occurring MSCs, synthetic iMSCs have minimal heterogeneity, high proliferative capacity, enhanced therapeutic potential, and can be manufactured at clinical scale.

ERNA-101 — For Oncology Indication *(Lead Product)*

- ERNA-101 is an allogeneic **pro-inflammatory fusion cytokine (IL-7_IL-15)-secreting** iMSC
- Currently under **preclinical development** for the treatment of **platinum-resistant ovarian cancer (PROC)**
- Planning to complete IND enabling studies and **IND submission** by **1H-2026**
- Sponsored **research agreement with MD Anderson Cancer Center**

ERNA-201 — For Autoimmune Disease

- ERNA-201 is an allogeneic **anti-inflammatory cytokine IL-10 secreting** iMSC
- Currently under **preclinical development** for the treatment of **rheumatoid arthritis (RA)** and **other inflammatory diseases**
- Anticipated a **pre-IND meeting** to obtain regulatory alignment by **1H-2026**

Business Update

- **Partnership with Cellipont** focused on **clinical manufacturing of ERNA-101** (manufacturing process is underway)
- **Expanded advisory board** to bolster clinical preparedness
- **Presented new positive data of ERNA-101** for PROC in ASCO-2025, AACR-2025 annual meetings and will be presented at ASH-2025*
- Demonstrated operational excellence with **reduced costs and loss** without impacting developmental activities

IND: Investigational New Drug

(*) American Society of Clinical Oncology (ASCO); American Association for Cancer Research (AACR), The American Society of Hematology (ASH)

Pipeline Driving Next-Generation iMSC Therapies Across Cancer and Autoimmune Disease

ErneXa Therapeutics

Advancing Towards First-in-Human (FIH) Study With Lead Program ERNA-101 by 2H-2026

Building **a differentiated iMSC-based portfolio** to address unmet needs across solid tumors

Lead program is a **first-in-class engineered iMSC therapy** designed for targeted cytokine delivery within the tumor microenvironment

Proof of Principle (PoP) data support immune activation and durable antitumor response

Designed for modular engineering to enable **multi-cytokine** or **combinational payload strategies**

Therapeutic Area	Indication	Therapeutic Candidate	Preclinical	Phase 1	Phase 2	Upcoming Milestones
Oncology	Platinum-Resistant Ovarian Cancer	ERNA-101 ± pembrolizumab + bevacizumab	The University of Texas MD Anderson Cancer Center			IND Submission by 1H 2026 FIH Study by 2H-2026
Oncology	Solid Tumors	ERNA-101 + Immunotherapies *				
Autoimmune Disease	Rheumatoid Arthritis	ERNA-201				Pre-IND Meeting by 1H-2026

ERNA-101 has the potential to convert immunologically 'cold' tumors to 'hot,' supporting expansion beyond the lead indication of PROC into additional solid tumors. Similarly, in the autoimmune space, while RA is the lead indication for ERNA-201, its underlying mechanism enables broader application across inflammatory diseases, helping to build a durable and scalable franchise.

**Adoptive cell therapies with CAR-NK cells, CAR-Ts, TILs; T cell engagers (e.g. BiTEs); therapeutic vaccines and T cell checkpoints*

Mesenchymal Stromal Cells (MSCs):
The Body's Natural Repair Cells and Regulators of Immunity

Ernexa Therapeutics

MSCs are multipotent, immune-modulating cells that traffic to inflamed/tumor tissue and can be engineered or loaded to deliver therapy [1]

- **Tumor-homing vehicle:** MSCs localize to tumors and can carry therapeutic genes/drugs to the tumor microenvironment[2]
- **Engineered carriers amplify effect:** MSCs have been used to deliver oncolytic viruses, cytokines and other payloads, improving anti-tumor activity in preclinical/early studies[3, 4]
- **Microenvironment modulation:** MSCs can influence immune and stromal components within tumors, an opportunity when paired with immuno-oncology strategies[5]


Application in Cancer
MSCs
Application
in Autoimmune Disease

- **Immune reset:** MSCs dampen pathogenic T, B, NK, and myeloid responses via contact-dependent and secreted mediators (e.g., TGF-β, IL-10, PGE2), promoting tolerance [1, 6, 7]
- **Inflammation control & tissue repair:** In models and early clinical contexts, MSCs reduce inflammatory cytokines and support local healing/angiogenesis [5, 8]

While Offering Therapeutic Potential, There Are Significant Limitations with Naturally Occurring MSCs

1. Müller et al., 2021; 2. Takayama et al., 2021; 3. Wang et al., 2021; 4. Darestani et al., 2023; 5. Song et al. 2023; 6. Huang et al., 2022;
7. Sarsenova et al., 2022; 8. Chen et al., 2024

Induced iMSCs (iMSC): Overcoming the Limitations of Naturally Occurring MSCs

We Believe Ernexa's Proprietary iMSC Technology Overcomes the Challenges of Traditional MSCs

Therapeutic Limitations of Naturally Occurring MSCs		Our Solution: iMSCs
MSC Heterogeneity and Inconsistent Therapeutic Outcomes	Heterogenicity	Low Heterogeneity: Generated From Homogeneous, Well-Characterized Clonal Cell Lines Under Controlled Conditions
Limited Proliferative Capacity, and Early Senescence in Culture	Proliferative Capacity	High Proliferative Capacity, Bankable, Delayed Senescence
Poor *In Vivo* Persistence/Premature Clearance via Host Immune Cells	Persistence	Immune-Evasive Engineering for Durable *In Vivo* Persistence
Difficult to Engineer or Modify	Engineerability	Genetic Engineering is Done in Amenable iPSCs, Then iMSCs Are Differentiated

Induced iMSCs (iMSC):
Genetically-Engineered "Synthetic" iMSC Therapy



RNA-mediated reprogramming leaves no genomic "footprint"
Synthetic RNA molecules* encoding reprogramming factors are transfected into these cells
Single Donor
Non-pluripotent cells (Fibroblasts) harvested from the donor by dermal punch biopsy
These cells were cultured in a proprietary reprogramming medium, and expanded in defined, xeno-free, feeder-cell-free conditions
This transfection results in cells expressing reprogramming factors
Newly expressed reprogramming factors convert these non-pluripotent cells to Induced Pluripotent Stem Cells (iPSC)
Manufacturing Time (MCB to DP): ~66 Days
Gene Editing**
Sorting
Differentiation
Expanded
Formulated
Gene Edited iPSC
Master Cell Bank (MCB)
Clonal Edited iPSC
Gene Edited iMSC
Drug Substance (DS)
Ernexa's Product
Drug Product (DP)
Infusion in Many Patients

*Synthetic RNA molecules for reprogramming factors like Oct4, Sox2, Klf4, c-Myc, and Lin28
**Edits are targeted to modulate inflammation (increasing or decreasing), increase localization or persistance, and improve safety

Our Next-Generation MSC Therapeutics Overcome the Limitations of Naturally Occurring MSCs & Add More Features to It



Commercially Available MSC Therapies (All Naturally Occurring MSCs)
Next Generation Synthetic MSCs
2011
Autologous BM-derived MSC Therapy
Acute Myocardial Infarction
2012
Allogeneic UC-derived MSCs Therapy
Degenerative Osteoarthritis
2018
Allogeneic Fat Tissue-derived MSC Therapy
Perianal Fistulas
2020
Allogeneic BM-derived MSC Therapy
Critical Limb Ischemia; Osteoarthritis
2024
Allogeneic BM-derived MSC Therapy
Steroid-Refractory Acute Graft Versus Host Disease
FUTURE
Allogeneic iPSC-derived IL-7_IL-15 Secreting MSC (ERNA-101)
Solid Tumors
FUTURE
Allogeneic iPSC-derived IL-10 Secreting MSC (ERNA-201)
Autoimmune Indications
Synthetic MSC overcome the limitations of naturally occurring MSCs. These synthetic MSCs are genetically modified to overexpress certain pro-inflammatory/anti-inflammatory cytokines which results in subsequent enhanced therapeutic potential
To the best of our knowledge, we are the only company in the United States developing iMSC-expressing cytokine therapy
Year

BM: Bone Marrow; UC: Umbilical Cord

ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope

ERNA-101:
Pro-Inflammatory Fusion Cytokines (IL-7_IL-15) Secreting iMSC for Allogeneic Therapy

ERNA-101: Pro-Inflammatory Fusion Cytokines (IL-7_IL-15) Secreting iMSC for Allogeneic Therapy

ErneXa Therapeutics

Demonstrated Promising Preclinical Results With 58.2% Survival Advantage
Advancing Towards Phase 1 Study in Platinum-Resistant Ovarian Cancer (PROC) in 2H-2026

Mechanism of Action

ERNA-101 leverages MSCs' **tumor-homing ability to deliver pro-inflammatory cytokines (IL-7_IL-15) directly to the tumor***, enhancing T-cell anti-tumor activity while minimizing systemic toxicity

Target Indications

Initial focus** is to develop ERNA-101 in **platinum-resistant ovarian cancer** (PROC)

Demonstrated preliminary pharmacodynamic effects and efficacy

Current Developmental Activities

Currently under **preclinical development** in collaboration with MD Anderson Cancer Center (MDACC)

Future Milestones

Ernexa is expecting to complete the Investigational New Drug (IND) enabling studies and

IND submission by 1H-2026

Targeting First-In-Human in 2H-2026

** Local and continuous delivery of cytokines may deliver a major efficacy and safety advantage over systemic administration*
***We anticipate that ERNA-101 will also be efficacious in a variety of solid tumors*

A Significant Opportunity in Platinum-Resistant Ovarian Cancer (PROC)

ErneXa Therapeutics

*PROC is a **subset of recurrent ovarian cancer, defined by disease progression within six months after completing platinum-based chemotherapy***



Ovarian Cancer:
Incidence: **20,890** (2025)[1]
Prevalence: **243,572** (2022)[1]
Incidence of PROC:
~15,500 (2025)[2]
ERNA-101
Projected No. of PROC Patients Treated by ERNA-101: ~2,700 (2035)[3]

[1]SEER Data; [2]Estimated Numbers; [3]Richardson et al., 2023; [3]Estimated Numbers (internal assumption on file)

Outcomes for patients with PROC are poor, and options remain limited, highlighting a substantial unmet need for new treatment options

Limited Survival Benefit: Median **OS ~18 months** and **PFS <7 months** with minimal improvement over the past decade

High Relapse and Resistance: ~**25% present** with PROC at first relapse; nearly all eventually develop platinum resistance

Immunosuppressive TME: **Limits effectiveness** of current immunotherapies despite being standard of care

Quality of Life Deterioration: Repeated relapses cause **ongoing disease progression** and treatment fatigue

Mechanism of Action of ERNA-101: Leveraging the Intrinsic Tumor-Homing Ability of MSCs to Create a Trojan Horse for Cancer



Solid Tumor
ERNA-101
IL-7_IL-15

- **ERNA-101** consists of **iMSCs engineered to secrete a novel immune-enhancing fusion of the cytokines** IL-7 and IL-15 (IL-7_IL-15)
- **ERNA-101 selectively infiltrates and home into solid tumors (Trojan Horse for Cancer)**
- **After infiltrating solid tumor, ERNA-101 delivers pro-inflammatory fusion cytokines (IL-7_IL-15) selectively to the tumor microenvironment (TME)**
- This secretion of IL-7_IL-15 in TME leads **to increased activation and recruitment of $CD4^+$ and $CD8^+$ T cells and Natural Killer (NK) cells in TME**
- This leads to **anti-tumor immune responses in solid tumor**

Advantages

- **Potential to convert immunologically cold solid tumors to 'hot'**
- **Targeted delivery** of ERNA-101 into TME **limits untoward toxicity of systemic exposure**
- **Continuous expression** of IL-7_IL-15 in tumor microenvironment **overcome the limitation of short half-life of these cytokines**
- Potential monotherapy activity as well as **expected to significantly augment other T cell-dependent therapies** (e.g., CAR-T, bispecific T-cell engagers, checkpoint inhibitors, tumor-infiltrating lymphocytes, cancer vaccines etc.). Which **increase the therapeutic window of ERNA-101**

Substantial Infiltration of ERNA-101 Was Observed in Tumor Micro-Environment (TME)

ErneXa Therapeutics

- Ovarian tumor-bearing mice were treated with **PBS (no treatment control), iMSC-GFP (control iMSCs) or ERNA-101 (IL7_IL15-iMSCs).** Tumors were stained for human CD73 antibody to detect infiltration of iMSCs into the TME
- **Significant infiltration of iMSCs was observed in the TME of iMSC-GFP and ERNA-101 treated mice**
- PBS control did not show positive staining for CD73 signifying the specificity of the stain to human iMSCs


PBS
GFP-iMSC
ERNA-101
100µm
100µm
100µm
EpCAM, CD73, Ki67

IHC staining was performed on tumor tissues using CD73 (Green; marker for ERNA-101), EpCAM (marker for tumor cells) and Ki67 (Red, marker for proliferating cells). Orange color shows superimposition of red and green represents cycling ERNA-101 cells.

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Infiltration of ERNA-101 in TME Resulted in Substantial Accumulation of IL7_IL15 Fusion Cytokine Into the TME


PBS
GFP-iMSC
ERNA-101
60um
IL7
Tumor Cells (EpCAM)
IL15

*The IHC images show secretion of human **IL7** (yellow) and human **IL15** (red) into the TME of ERNA-101 treated ID8 tumor tissues*

- The migration of ERNA-101 to TME resulted in **significant accumulation of the human IL7_IL15 fusion cytokine in the TME**
- **No IL7_IL15 "fusikine" was identified in the TME of PBS and negative control iMSC-GFP treated mice**

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

ERNA-101 Treatment Leads to Significant Increase in CD4 and CD8 T Cell Infiltration into the TME


PBS
GFP-iMSC
ERNA-101
150µm
150µm
150µm
CD4 T cells, CD8 T cells, EpCAM

Visiopharm analysis of the CD4 and CD8 stained tumor tissues showed **significant increase in both CD4 and CD8 T cell accumulation into the tumor following ERNA-101 treatment compared to the controls**


Flod Chnage in Cell Frequency
PBS
iMSC-GFP
ERNA-101
CD 4 T cells
0
2
4
6
8


Flod Chnage in Cell Frequency
PBS
GFP
FUS
CD 8 T cells
0
2
4
6
8

3-fold increase in CD4 accumulation and more than 4-fold increase in CD8 T cell accumulation in the ERNA-101 ovarian tumors

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

ERNA-101 Treatment Reduced Tumor Growth in Syngeneic Ovarian Cancer Model



5×10⁹
4×10⁹
3×10⁹
2×10⁹
1×10⁹
0
BLI (photon/sec)
PBS
GFP-iMSC
ERNA-101
Day 23
Day 52
Day 71
Days since tumor cell injection



Control
GFP-iMSC
ERNA 101
Day 23
Day 71
X

*The **X marked** spot in the Control group on Day 71 represents an animal from the group which was euthanized due to increased tumor burden*

- Tumor volume measured using **BLI** in treated and untreated mice
- **Average ROI for each group shows a significant reduction in BLI signal in ERNA-101 treated group**
- BLI data is shown here on **Day 23** (day of injection of iMSC-GFP or ERNA-101 and **Day 71**

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

ERNA-101 Injected Mice With Ovarian Cancer Have Prolonged (58.2%) Survival Advantage as Compared to Control Treatments

ErneXa Therapeutics

Survival curve showing ***enhanced survival in ERNA-101 (FUS) treated mice*** *bearing ID8 ovarian tumor representing advanced stage of the disease.* ***The median survival of ERNA-101 was increased by ~58% compared to PBS treated group.***



PBS
iMSC-GFP
ERNA-101
Probability of Survival
100
50
0
Median Survival (days) 55 67 87
0
50
100
Day 0
Days 27 34 42 50
ID8 cells
10e6/mouse, IP
iMSCs
10e6/mouse, IP
Survival (p values)
PBS vs ERNA-101 = <0.0001
iMSC-GFP vs ERNA-101 = <0.0001
Increase in Median Survival
Control vs FUS = 58.2%

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

Planned First-In-Human Phase 1 Open Label, Single Arm Study of ERNA-101 ± Pembrolizumab and Bevacizumab

ErneXa Therapeutics



ERNA-101 (IP) Monotherapy Dose-Escalation - Q3W
PART 1
(N =12)
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
1 2 3 4 5 6 7 8 9 10 11 12
Follow Up
Scan
Biopsy
Scan
Biopsy
Scan
Biopsy
PART 2
(N =12)
SCREENING
Baseline Assessment
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5 – Cycle 17
1 2 3 4 5 6 7 8 9 10 11 12 13 14 ... 52
Follow Up
ERNA-101 (IP)*
ERNA-101 (IP) + Pembrolizumab (IV) + Bevacizumab (IV)* - Q3W
Pembrolizumab (IV) + Bevacizumab (IV)* - Q3W
Pembrolizumab (IV) + Bevacizumab (IV)*

- **Primary Objective: Safety and tolerability** of ERNA-101 as a **monotherapy** and in **combination**
- **Secondary Objectives: Preliminary anti-tumor activity; Pharmacokinetics (PK)**
- **Completion of Enrollment: 18-24 Months**
- **Study Completion:** 12 months after the last patient begins combination treatment

*Pembrolizumab: 200 mg; Bevacizumab: 15 mg/kg


ErneXa
Therapeutics℠
Breaking Through Defenses, Delivering Hope

ERNA-201:
Anti-Inflammatory Cytokines (IL-10) Secreting iMSC for Allogeneic Therapy

ERNA-201: Anti-Inflammatory Cytokine (IL-10) Secreting iMSC For Allogeneic Therapy

Designed to Deliver IL-10 Directly to Inflamed Tissues, Rebalancing Immune Activity and Driving Durable Remission in Autoimmune Disease

Mechanism of Action

ERNA-201 capitalizes on MSCs ability to **home at the site of inflammation and deliver IL-10** and other intrinsic and synthetic anti-inflammatory factors to reduce inflammation and **stimulate healing and regeneration**

Target Indications

Initial focus is to develop ERNA-201 for the treatment of **rheumatoid arthritis** and other inflammatory diseases

Current Developmental Activities

We are engaged in **lead optimization activities**

Future Milestones

Ernexa is anticipating a **pre-IND meeting on ERNA-201 by 1H-2026** to obtain regulatory alignment

Persistent Unmet Need in Rheumatoid Arthritis (RA) Despite Therapeutic Advances

Chronic, systemic autoimmune disease characterized by persistent joint inflammation, progressive tissue destruction, and loss of function


RA:
Incidence: 190,919 (2025)1
Prevalence: 1.5 Million (2024)2
Prevalence of
2L+* RA: ~223,000 (2025)3
ERNA-201
Projected No. of RA Patients
Treated by ERNA-201: 23,660
(2036)3

Limitations of Current Therapies:

Incomplete Disease Control:

30–40% of patients fail to achieve remission or sustain durable response, even with combination therapy[4]

Loss of Efficacy Over Time:

Many patients experience secondary loss of response **due to anti-drug antibodies or tolerance**, requiring frequent treatment switching every 1–3 years

---

Safety and Tolerability Challenges:

Chronic immunosuppression leads to **infection risk, liver toxicity, and cardiovascular complications**, limiting long-term use

**who received at least one line of biologic disease-modifying anti-rheumatic drugs (bDMARDs)*

[1]estimated based on Ruffing et al., Cai et al., 2023; [2]The Arthritis Foundation Resource; [3]Estimated Numbers; . [4]Smolen JS et al., Ann Rheum Dis 2023; 82(4): 455-466; 2. Taylor PC et al., Nat Rev Rheumatol 2022; 18(6): 337-349; 3. Singh JA et al., Lancet 2023; 402(10396): 1381-1393;

ERNA-201 Selectively Home to the Site of Inflammation and Deliver Anti-Inflammatory IL-10: Putative Mechanism of Action

Anti-Inflammatory IL-10

IL-10

Anti-Inflammatory Cytokine

in preclinical models

Impressive efficacy as systemic recombinant IL-10 therapy

in clinical trials

Systemic recombinant **IL-10 therapy has failed to deliver significant therapeutic benefit**

We hypothesize that the lack of therapeutic benefit is due to insufficient delivery of IL-10 to the inflamed target tissue

Mesenchymal Stem Cells (MSC)

Naïve macrophages were induced by MSCs to become inflammatory whereas inflammatory macrophages were shifted towards an immunosuppressive phenotype (Vasandan et al., 2016)


MSC
MSC
Naïve Macrophage
Inflammatory Macrophage
Immunosuppressive phenotype

ERNA-201 (IL-10 Expressing iMSC)

- ERNA-201 consists of **iMSCs engineered to secrete anti-inflammatory cytokine IL-10**
- **Similar to the ability of ERNA-101 to home to tumors, ERNA-201 will selectively home to sites of inflammation**
- And specifically **deliver IL-10 and other anti-inflammatory signals precisely to the critical cellular locus of action: inflammatory macrophages**
- ERNA-201 will **repolarize the macrophages to an anti-inflammatory state,** ameliorating inflammation and promoting tissue repair and regeneration


Rheumatoid arthritis joint
Muscle wasting
Bone loss
Cartilage loss
T cell
B cell
Macrophage
Dendritic cell
Osteoclast
Antibody
Extensive angiogenesis
Inflamed and hyperplastic synovial membrane

Image from Ding et al., 2023

- **Advantages:**
- Based on this mechanism of action, we believe that **ERNA-201 represents a broad-spectrum, tissue-targeted anti-inflammatory therapeutic potential**

Study of ERNA-201 in Rheumatoid Arthritis (RA) Mouse Model

Purpose: To determine if ERNA-201 treatment can **decrease the severity of the arthritic phenotype** in a CIA mouse model

Timeline:


CII Emulsion
Grouping and Dose 1
Dose 3
Day 1
21
24
31
38
CII Emulsion
Dose 2
End of Study

Experimental Groups:

Groups	Treatment	Dosage	Dosing Route & Frequency	# of Mice
Group I	IL-10-CCR2 iMSCs	1XE6	IV – Single Dose	10
Group 2	IL-10-CCR2 iMSCs	0.5XE6	IV – Once every week for 3 weeks	10

Paw Score:


IL-10_CCR2 0.5E6 (3 dose) vs 1.0E6 (1 dose)
Untreated
IV IL10_CCR2_0.5E6_3 doses
IV IL10_CCR2_1.0E6_1 dose
Start of Treatment
20
15
10
5
0
0
12
24
36
48
Days
CII Emulsion (1st Injection)
CII Emulsion (2nd Injection) Some mice
p = 0.0156
N = 10

Arthritic score 0-4 /paw

- 0= normal;
- 1= 1-2 digit swollen and mildly red;
- 2 = redness and swelling in mid-foot or ankle
- 3 = > 3 joints swollen and very red;
- 4 = all joints swollen and paw not used

The final arthritic score is the summation of the score of all the paws

ErneXa Therapeutics℠

Breaking Through Defenses, Delivering Hope

Corporate Overview:
Business Strategy and Key Takeaways

Nasdaq: ERNA – Trading Snapshot

Low Float and Daily Trading Volume Position ERNA for Potential Growth

$13.5M*
Market Cap
As of November 04, 2025

3.5M*
Avg. Volume
As of November 04, 2025

7.67M
Shares Outstanding
As of August 12, 2025

~65%
Held by Insiders

**Management believes that as a development-stage biopharma company, each positive milestone achieved may lead to a significant increase in market capitalization and average trading volume. Milestones are based on managements current assumptions and expectations and are subject to change. Please see slide for full Forward-Looking statements.*

Management Team

ErneXa Therapeutics



Sanjeev Luther
President and CEO



Robert Pierce, MD
Chief Scientific Officer



Dorothy Clarke
General Counsel



Sandra Gurrola
Senior Vice President, Finance



Kanika Chawla, Ph.D
Senior Vice President, Technical

MERCK · CORNERSTONE Pharmaceuticals, Inc. · GE HealthCare · BAUSCH + LOMB · NOVARTIS · Johnson&Johnson · Bristol Myers Squibb · sensei BIO · CARGO THERAPEUTICS

Upcoming Near-Term Milestones Expected to Drive Significant Value

	Q4-2025	1H-2026	2H-2026	2027
ERNA-101*	▪ Complete PoP Studies ▪ Pre-IND Meeting with FDA	▪ Complete Manufacturing Process Development ▪ IND Submission	▪ First-in-Human Phase 1 IST at MD Anderson	▪ Data Readout ▪ Phase 2 Trial (with Co-development Partner)
ERNA-201	▪ Complete PoP studies	▪ Pre-IND Meeting with FDA ▪ IND Submission	▪ First-in-Human IST	▪ Data Readout ▪ Phase 2 Trial (with Co-development Partner)
Corporate	▪ Explore co-development partnership opportunities ▪ Explore pipeline expansion opportunities	→	→	→

*Ernexa is planning for FDA's expedited program designations [e.g. fast track, breakthrough therapy, regenerative medicine advanced therapy (RMAT), accelerated approval and priority review designation] for ERNA-101. Milestones are based on managements current assumptions and expectations and are subject to change. Please see slide for full Forward-Looking statements.

Investment Summary

Rapidly Transitioning to a Clinical-Stage Company With Multiple Programs Entering First-in-Human Studies in the Near Term

The Platform

- **Innovative off-the-shelf, allogeneic synthetic cytokine-secreting iMSC-based platform to target solid tumors and inflammatory diseases**
- **Overcomes the challenges of naturally occurring MSCs** with no heterogeneity, high proliferative capacity, and expected long-term in vivo persistence

Lead Programs & Near-Term Milestones

ERNA-101:

- Lead program entering **FIH studies in 2026 for PROC**
- **Compelling data demonstrating 58% survival advantage in preclinical models**
- **Potential for Fast Track, Breakthrough Therapy and Accelerated Approval with the FDA**

ERNA-201:

- Second lead program **entering FIH studies in 2026 for RA**
- **Encouraging results demonstrating decrease in disease severity in RA mouse model**

Upcoming Plans

- Our **iMSC based therapeutic platform** has the **potential to convert immunologically 'cold' tumors to 'hot,'** supporting expansion beyond the lead indication of PROC into additional solid tumors
- Similarly, in **autoimmune space**, while RA is the lead indication, the underlying mechanism enables broader application across inflammatory diseases, **building a durable and scalable franchise**
- After completion of FIH trials, Emexa is planning to investigate ERNA-101 is other solid tumors and ERNA-201 in other inflammatory diseases

We Are Driving Towards Meaningful Outcomes; More Time for the Moments That Matter

- Despite decades of progress, outcomes for platinum-resistant ovarian cancer **remain devastating**
- **Families carry the emotional burden**
- **Partners become caregivers, children witness decline and households reshaped by uncertainty**
- **Financial stress builds**
- **Hope becomes fragile and lost**

For Too Many Women, This Is the Reality and It Is Simply Unacceptable!

HOPE

We aim to change what it means to live with ovarian cancer, turning years of treatment into years of living

- **A truly meaningful therapy extends more than survival; it extends life's most precious milestones**
- **Watching her daughter walk down the aisle**
- **Meeting her first grandchild**
- **Celebrating another birthday, another tomorrow…**

For further details, please contact: Sanjeev Luther, President and CEO at: Sanjeev.Luther@ernexatx.com